Earnings (Losses) Per Share	12 Months Ended
Dec. 31, 2017
Earnings (Losses) Per Share
35	EARNINGS (LOSSES) PER SHARE

Basic earnings per share are calculated by dividing the net profit of the period attributable to common shareholders of the Group by the weighted average number of common shares outstanding during the year. No diluted earnings per common share were calculated because there are no common or investment shares with potential dilutive effects (i.e., financial instruments or agreements that give the right to obtain common or investment shares); therefore, it is equal to basic earnings per share.

The basic earnings per share are broken down as follows:

	2015	2016	2017
Profit (Losses) attributable to the controlling interest in the Company	7,097	(509,699)	148,739

Weighted average number of shares in issue at S/1.00 each, at December 31,	660,053,790	660,053,790	660,053,790

Basic earnings (losses) per share (in S/)	0.011	(0.772)	0.225